UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08394
                                   ----------

                           TEMPLETON DRAGON FUND, INC.
                       ----------------------------------------
               (Exact name of registrant as specified in charter)

       500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
       -------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         ---------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (954) 527-7500
                                                           --------------

Date of fiscal year end: 12/31
                         -----

Date of reporting period:  06/30/09
                          ---------


ITEM 1. REPORTS TO STOCKHOLDERS.


JUNE 30, 2009

SEMIANNUAL REPORT

                                   (GRAPHIC)

                                                                   INTERNATIONAL

                          TEMPLETON DRAGON FUND, INC.

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - TEMPLETON - Mutual Series

Contents

SEMIANNUAL REPORT
Templeton Dragon Fund, Inc. ..............................................    1
Performance Summary ......................................................    5
Important Notice to Shareholders .........................................    6
Financial Highlights and Statement of Investments ........................    7
Financial Statements .....................................................   12
Notes to Financial Statements ............................................   15
Annual Meeting of Shareholders ...........................................   22
Dividend Reinvestment and Cash Purchase Plan .............................   23
Shareholder Information ..................................................   26

Semiannual Report

Templeton Dragon Fund, Inc.

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Dragon Fund seeks long-term capital appreciation by investing at least 45% of its total assets in equity securities of "China companies," as defined in the Fund's prospectus.

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 6/30/09

                                  (BAR CHART)

China                                       58.5%
Hong Kong                                   29.1%
Taiwan                                       9.9%
Cambodia                                     0.3%
U.S.                                         0.2%
Singapore                                    0.1%
Short-Term Investments & Other Net Assets    1.9%

Dear Shareholder:

We are pleased to bring you Templeton Dragon Fund's semiannual report for the period ended June 30, 2009.

PERFORMANCE OVERVIEW

Templeton Dragon Fund delivered cumulative total returns of +35.34% in market price terms and +36.08% in net asset value terms for the six months under review. You can find the Fund's long-term performance data in the Performance Summary on page 5.

ECONOMIC AND MARKET OVERVIEW

During the six months under review, China continued to be one of the world's fastest growing major economies and was forecasted to grow about 8% in 2009.(1) The Chinese economy grew 6.1% year-over-year in the first quarter of 2009, compared to 6.8% in the last quarter of 2008.(2) Slower export and manufacturing growth slowed economic expansion, yet fixed assets investment

(1.) Source: International Monetary Fund.

(2.) Source: National Bureau of Statistics, China.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 8.


                              Semiannual Report | 1
increased 28% year-over-year as government stimulus efforts began to show results.(2) A rebound in industrial production and retail sales growth in May further confirmed improvement in the economy, and consumer prices fell 1.4% in May due to lower transportation, food and housing costs.(2) In an effort to improve global trade and economic relations, China signed a number of agreements with the European Union, Russia, Brazil and Taiwan during the reporting period.

After a dismal 2008, equity markets in the greater China region recovered to some degree in the first half of 2009 as renewed investor confidence, coupled with a return of risk appetite and bargain hunters, drove strong fund inflows into the asset class. Fiscal measures and easing monetary policies undertaken by the region's governments and central banks also began to show signs of rejuvenating economic growth. Significant foreign exchange reserves put China in a much stronger position to weather external shocks. As a result, the Morgan Stanley Capital International (MSCI) Golden Dragon Index delivered a +36.35% total return in U.S. dollar terms for the first six months of the year, recovering much of 2008's decline.(3)

INVESTMENT STRATEGY

Our investment strategy employs a fundamental, value-oriented, long-term approach. In selecting companies for investment, we will consider overall growth prospects, competitive positions in export markets, technologies, research and development, productivity, labor costs, raw material costs and sources. Additional considerations include profit margins, returns on investment, capital resources, government regulation, management and other factors in comparison to other companies around the world that we believe are comparable.

Our approach to selecting investments emphasizes fundamental company-by-company analysis (rather than broader analyses of specific industries or sectors of the economy) to construct an "action list" from which we make our buy decisions. Although we will consider historical value measures, the primary factor in selecting securities for investment by the Fund will be the company's current price relative to its long-term earnings potential.

(3.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past perfomance is no guarantee of future results. The MSCI Golden Dragon Index is an aggregate of the MSCI Hong Kong Index, the MSCI China Free Index and the MSCI Taiwan@65% Index. The MSCI Taiwan Index has an inclusion weight at 65% of its market capitalization in the MSCI index series.


                             2 | Semiannual Report

MANAGER'S DISCUSSION

During the six months under review, among the most significant contributors to the Fund's absolute performance were Dairy Farm International Holdings, Sinopec (China Petroleum and Chemical) and Dongfeng Motor. Dairy Farm operates supermarkets, hypermarkets (department store and supermarket) as well as convenience, home furnishing, and health and beauty stores in Asia, and it benefited from the region's growing consumer demand for basic necessities and discretionary items. The Chinese government's fuel price increases served the country's largest integrated energy company Sinopec well, and with China's economy showing some signs of recovery, rising fuel demand also improved Sinopec's prospects. Dongfeng Motor is the country's third-largest automaker in partnership with foreign automakers Honda Motor, Nissan Motor and PSA Peugeot-Citroen. Lower raw material costs earlier this year and government stimulus measures in boosting car sales supported Dongfeng Motor and the automobile market, which the government encouraged to expand both organically and through acquisitions.

On the other hand, some of the largest detractors from Fund performance included China Mobile, the country's market leader in wireless telecommunication services, Hopewell Holdings, a real estate and infrastructure development company, and Norstar Founders Group, one of the world's largest auto parts manufacturers and exporters. All three stocks underperformed their regional peers during the reporting period. Hopewell's share price ended the period virtually unchanged, while unexpected losses on foreign exchange trading hurt Norstar's. China Mobile's stock ended the six months with a minor gain, as investors switched from defensive holdings to stocks with higher correlation to the broader market in a rising market. Over the longer term, however, we believed that the Fund's investments were well positioned to benefit from the region's recovery.

During the reporting period, we increased the Fund's investments in China and Hong Kong due to what we considered attractive valuations. By industry, we made purchases in Internet software and services, packaged foods and meats, steel, and coal and consumable fuels companies, as we positioned the portfolio to benefit from growing Chinese consumer demand and higher commodity prices. Key investments included top Internet portal Sohu.com, leading pork processor China Yurun Food Group, and the country's largest coal producer China Shenhua Energy.

TOP 10 HOLDINGS
6/30/09

COMPANY                                    % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                   NET ASSETS
------------------------                   ----------
Dairy Farm International Holdings Ltd.        20.4%
   FOOD & STAPLES RETAILING, HONG KONG
China Mobile Ltd.                              8.0%
   WIRELESS TELECOMMUNICATION SERVICES,
      CHINA
Sinopec (China Petroleum and
   Chemical Corp.), H                          7.7%
   OIL, GAS & CONSUMABLE FUELS, CHINA
PetroChina Co. Ltd., H                         6.0%
   OIL, GAS & CONSUMABLE FUELS, CHINA
CNOOC Ltd.                                     4.6%
   OIL, GAS & CONSUMABLE FUELS, CHINA
China Construction Bank Corp., H               3.5%
   COMMERCIAL BANKS, CHINA
Shanghai Industrial Holdings Ltd.              2.8%
   INDUSTRIAL CONGLOMERATES, CHINA
Cheung Kong Infrastructure Holdings Ltd.       2.8%
   ELECTRIC UTILITIES, HONG KONG
China Shenhua Energy Co. Ltd., H               2.8%
   OIL, GAS & CONSUMABLE FUELS, CHINA
TSMC (Taiwan Semiconductor
   Manufacturing Co. Ltd.)                     2.8%
   SEMICONDUCTORS & SEMICONDUCTOR
      EQUIPMENT, TAIWAN


                             Semiannual Report | 3

On the other hand, we made select sales in Taiwanese and Hong Kong-listed China H shares, which allowed us to focus on what we considered more attractively valued stocks within our investment universe.(4) We also sold some stocks as they reached their target prices, and trimmed the number of Dairy Farm shares in our portfolio to better diversify risk. We also sold all or part of major Chinese commercial banks China Construction Bank and Bank of China, leading personal computer manufacturer Acer, and the world's largest tank container manufacturer CIMC (China International Marine Containers).

Thank you for your continued participation in Templeton Dragon Fund. We look forward to serving your future investment needs.

Sincerely,

(PHOTO OF MARK MOBIUS)


/s/ Mark Mobius
Mark Mobius
Executive Chairman
Templeton Asset Management Ltd.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

(4.) "China H" denotes shares of China-incorporated, Hong Kong-listed companies with most businesses in China. China H shares are traded on the Hong Kong Stock Exchange.


                             4 | Semiannual Report

Performance Summary as of 6/30/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any unrealized gains on the sale of Fund shares.

PRICE INFORMATION

SYMBOL: TDF             CHANGE   6/30/09   12/31/08
-----------             ------   -------   --------
Net Asset Value (NAV)   +$6.78    $25.57    $18.79
Market Price (NYSE)     +$6.10    $23.36    $17.26

PERFORMANCE

                                        6-MONTH   1-YEAR    5-YEAR     10-YEAR
                                        -------   ------   --------   --------
Cumulative Total Return(1)
   Based on change in NAV(2)            +36.08%   -4.46%   +113.50%   +276.48%
   Based on change in market price(3)   +35.34%   +1.37%   +128.85%   +342.79%
Average Annual Total Return(1)
   Based on change in NAV(2)            +36.08%   -4.46%    +16.38%    +14.17%
   Based on change in market price(3)   +35.34%   +1.37%    +18.01%    +16.04%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY VOLATILITY, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS OF COUNTRIES WHERE THE FUND INVESTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. ALSO, AS A NONDIVERSIFIED INVESTMENT COMPANY INVESTING IN "CHINA COMPANIES," THE FUND MAY INVEST IN A RELATIVELY SMALL NUMBER OF ISSUERS AND, AS A RESULT, BE SUBJECT TO A GREATER RISK OF LOSS WITH RESPECT TO ITS PORTFOLIO SECURITIES.

(1.) Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized.

(2.) Assumes reinvestment of distributions based on net asset value.

(3.) Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.


                             Semiannual Report | 5

Important Notice to Shareholders

SHARE REPURCHASE PROGRAM

The Fund's Board previously authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase Fund shares, from time to time, in open-market transactions, at the discretion of management. This authorization remains in effect.


                              6 | Semiannual Report

Templeton Dragon Fund, Inc.

FINANCIAL HIGHLIGHTS

                                          SIX MONTHS ENDED                    YEAR ENDED DECEMBER 31,
                                            JUNE 30, 2009    --------------------------------------------------------
                                             (UNAUDITED)       2008        2007         2006        2005       2004
                                          ----------------   --------   ----------   ----------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period ..       $  18.79       $  34.73   $    26.95   $    21.80   $  18.70   $  16.62
                                              --------       --------   ----------   ----------   --------   --------
Income from investment operations:
   Net investment income(a) ...........           0.25           0.55         0.58         0.38       0.59       0.25
   Net realized and unrealized gains
      (losses) ........................           6.53         (14.80)       10.44         7.12       3.28       2.39
                                              --------       --------   ----------   ----------   --------   --------
Total from investment operations ......           6.78         (14.25)       11.02         7.50       3.87       2.64
                                              --------       --------   ----------   ----------   --------   --------
Less distributions from:
   Net investment income ..............             --          (0.58)       (0.33)       (0.37)     (0.41)     (0.16)
   Net realized gains .................             --          (1.11)       (2.91)       (1.98)     (0.36)     (0.40)
                                              --------       --------   ----------   ----------   --------   --------
Total distributions ...................             --          (1.69)       (3.24)       (2.35)     (0.77)     (0.56)
                                              --------       --------   ----------   ----------   --------   --------
Net asset value, end of period ........       $  25.57       $  18.79   $    34.73   $    26.95   $  21.80   $  18.70
                                              ========       ========   ==========   ==========   ========   ========
Market value, end of period(b) ........       $  23.36       $  17.26   $    30.94   $    26.26   $  19.18   $  17.47
                                              ========       ========   ==========   ==========   ========   ========
Total return (based on market value
   per share)(c) ......................          35.34%        (39.68)%      31.69%       49.56%     14.08%      0.36%
RATIOS TO AVERAGE NET ASSETS(d)
Expenses(e) ...........................           1.49%          1.51%        1.47%        1.49%      1.52%      1.52%
Net investment income .................           2.47%          2.05%        1.85%        1.61%      2.92%      1.45%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....       $968,575       $711,753   $1,315,377   $1,017,910   $823,243   $706,138
Portfolio turnover rate ...............           5.27%          7.90%       15.66%       18.83%      8.84%     19.42%

(a)  Based on average daily shares outstanding.

(b)  Based on the last sale on the New York Stock Exchange.

(c)  Total return is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

(e)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                              Semiannual Report | 7

Templeton Dragon Fund, Inc.

STATEMENT OF INVESTMENTS, JUNE 30, 2009 (UNAUDITED)

                                                                           COUNTRY      SHARES/UNITS       VALUE
                                                                        -------------   ------------   ------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS 98.1%
          AIR FREIGHT & LOGISTICS 0.1%
          Sinotrans Ltd., H .........................................       China         4,063,000    $    922,706
                                                                                                       ------------
          AUTO COMPONENTS 2.1%
          Cheng Shin Rubber Industry Co. Ltd. .......................       Taiwan       12,778,099      19,909,880
(a)       Norstar Founders Group Ltd. ...............................     Hong Kong      13,376,000              --
                                                                                                       ------------
                                                                                                         19,909,880
                                                                                                       ------------
          AUTOMOBILES 3.1%
          Chongqing Changan Automobile Co. Ltd., B ..................       China         5,435,602       2,510,930
          Dongfeng Motor Corp., H ...................................       China        24,994,000      21,091,983
          Great Wall Motor Co. Ltd., H ..............................       China         2,382,538       1,890,684
          Jiangling Motors Corp. Ltd., B ............................       China         3,818,520       4,326,069
                                                                                                       ------------
                                                                                                         29,819,666
                                                                                                       ------------
          BEVERAGES 0.3%
          Yantai Changyu Pioneer Wine Co. Ltd., B ...................       China           529,490       3,269,216
                                                                                                       ------------
          COMMERCIAL BANKS 8.1%
          Bank of China Ltd., H .....................................       China        35,777,000      17,034,688
(b)       Bank of China Ltd., H, 144A ...............................       China         9,420,000       4,485,193
          BOC Hong Kong (Holdings) Ltd. .............................       China         1,110,000       1,945,032
          China Construction Bank Corp., H ..........................       China        44,293,000      34,348,951
          China Merchants Bank Co. Ltd., H ..........................       China           562,000       1,286,453
          Industrial and Commercial Bank of China Ltd., H ...........       China        27,510,000      19,168,505
                                                                                                       ------------
                                                                                                         78,268,822
                                                                                                       ------------
          COMMUNICATIONS EQUIPMENT 0.3%
          ZTE Corp., H ..............................................       China           924,158       3,207,764
                                                                                                       ------------
          COMPUTERS & PERIPHERALS 2.6%
          Advantech Co. Ltd. ........................................       Taiwan        1,813,561       2,566,360
          Asustek Computer Inc. .....................................       Taiwan       14,656,504      19,000,824
          Lite-On IT Corp. ..........................................       Taiwan        6,592,598       3,862,066
                                                                                                       ------------
                                                                                                         25,429,250
                                                                                                       ------------
          DISTRIBUTORS 1.8%
          China Resources Enterprise Ltd. ...........................     Hong Kong       5,818,000      11,666,179
          Dah Chong Hong Holdings Ltd. ..............................     Hong Kong      19,753,520       5,531,057
(b)       Dah Chong Hong Holdings Ltd., 144A ........................     Hong Kong         550,000         154,002
                                                                                                       ------------
                                                                                                         17,351,238
                                                                                                       ------------
          DIVERSIFIED TELECOMMUNICATION SERVICES 1.4%
          China Telecom Corp. Ltd., H ...............................       China        14,920,000       7,431,218
          China Unicom (Hong Kong) Ltd. .............................       China         4,430,752       5,865,820
                                                                                                       ------------
                                                                                                         13,297,038
                                                                                                       ------------
          ELECTRIC UTILITIES 2.8%
          Cheung Kong Infrastructure Holdings Ltd. ..................     Hong Kong       7,814,000      27,424,973
                                                                                                       ------------
          ELECTRICAL EQUIPMENT 0.2%
          Dongfang Electric Co. Ltd., H .............................       China           564,000       2,015,871
                                                                                                       ------------
          ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENT 0.2%
(c)       China Security & Surveillance Technology Inc. .............   United States       202,800       1,529,112
                                                                                                       ------------


                              8 | Semiannual Report

Templeton Dragon Fund, Inc.

                                                                           COUNTRY      SHARES/UNITS       VALUE
                                                                        -------------   ------------   ------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          ENERGY EQUIPMENT & SERVICES 0.1%
          Honghua Group Ltd. ........................................       China         5,083,000    $  1,154,348
                                                                                                       ------------
          FOOD & STAPLES RETAILING 20.5%
          Beijing Jingkelong Co. Ltd., H ............................       China         2,947,447       1,521,283
          Dairy Farm International Holdings Ltd. ....................     Hong Kong      30,511,878     197,106,732
                                                                                                       ------------
                                                                                                        198,628,015
                                                                                                       ------------
          FOOD PRODUCTS 2.0%
          China Foods Ltd. ..........................................       China        17,406,000      10,466,195
          China Yurun Food Group Ltd. ...............................       China         1,500,000       2,264,545
(d)       China Yurun Food Group Ltd., Reg S ........................       China           514,000         775,984
          People's Food Holdings Ltd. ...............................       China         3,574,000       1,393,877
          Uni-President China Holdings Ltd. .........................       Taiwan        2,340,000       1,286,262
          Uni-President Enterprises Corp. ...........................       Taiwan        1,290,692       1,327,614
          Xiwang Sugar Holdings Co. Ltd. ............................     Hong Kong       9,154,000       1,771,765
                                                                                                       ------------
                                                                                                         19,286,242
                                                                                                       ------------
          HOTELS, RESTAURANTS & LEISURE 0.3%
          NagaCorp Ltd. .............................................     Cambodia       18,208,875       2,420,049
                                                                                                       ------------
          HOUSEHOLD PRODUCTS 0.0%(e)
(b, c, f) Bawang International, 144A ................................       China         1,074,000         329,826
                                                                                                       ------------
          INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 2.8%
          Datang International Power Generation Co. Ltd., H .........       China        34,592,000      21,067,916
          Guangdong Electric Power Development Co. Ltd., B ..........       China        10,599,160       5,087,663
          Huaneng Power International Inc., H .......................       China         1,454,000       1,020,627
                                                                                                       ------------
                                                                                                         27,176,206
                                                                                                       ------------
          INDUSTRIAL CONGLOMERATES 2.8%
          Shanghai Industrial Holdings Ltd. .........................       China         6,850,000      27,577,130
                                                                                                       ------------
          INSURANCE 1.6%
          China Life Insurance Co. Ltd., H ..........................       China         4,134,000      15,202,648
                                                                                                       ------------
          INTERNET SOFTWARE & SERVICES 0.6%
(c)       Sohu.com Inc. .............................................       China            91,800       5,767,794
                                                                                                       ------------
          IT SERVICES 0.3%
          Travelsky Technology Ltd., H ..............................       China         5,629,706       3,123,619
                                                                                                       ------------
          LEISURE EQUIPMENT & PRODUCTS 0.2%
          Yorkey Optical International Cayman Ltd. ..................       China        11,491,000       2,060,993
                                                                                                       ------------
          MACHINERY 1.6%
          China International Marine Containers (Group) Co.
             Ltd., B ................................................       China         7,850,206       7,485,648
          Lonking Holdings Ltd. .....................................       China         6,432,000       3,120,598
          Shin Zu Shing Co. Ltd. ....................................       Taiwan          985,637       4,679,226
                                                                                                       ------------
                                                                                                         15,285,472
                                                                                                       ------------
          MARINE 0.3%
          China Shipping Development Co. Ltd., H ....................       China         1,198,000       1,545,827
          Sinotrans Shipping Ltd. ...................................     Hong Kong       3,090,500       1,347,874
                                                                                                       ------------
                                                                                                          2,893,701
                                                                                                       ------------


                              Semiannual Report | 9

Templeton Dragon Fund, Inc.

                                                                           COUNTRY      SHARES/UNITS       VALUE
                                                                        -------------   ------------   ------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          MEDIA 0.1%
          Next Media Ltd. ...........................................     Hong Kong       5,588,000    $    757,094
                                                                                                       ------------
          METALS & MINING 0.4%
          Angang Steel Co. Ltd., H ..................................       China         1,880,000       3,119,627
          China Steel Corp. .........................................       Taiwan        1,292,000       1,108,777
                                                                                                       ------------
                                                                                                          4,228,404
                                                                                                       ------------
          OIL, GAS & CONSUMABLE FUELS 22.7%
          China Coal Energy Co., H ..................................       China         1,261,000       1,493,694
          China Petroleum and Chemical Corp., H .....................       China        97,904,000      74,660,659
          China Shenhua Energy Co. Ltd., H ..........................       China         7,424,000      27,349,411
          CNOOC Ltd. ................................................       China        35,637,000      44,190,450
          PetroChina Co. Ltd., H ....................................       China        52,788,000      58,578,408
          Yanzhou Coal Mining Co. Ltd., H ...........................       China         9,996,000      13,749,514
                                                                                                       ------------
                                                                                                        220,022,136
                                                                                                       ------------
          PHARMACEUTICALS 0.1%
          Tong Ren Tang Technologies Co. Ltd., H ....................       China           713,000       1,012,013
                                                                                                       ------------
          REAL ESTATE MANAGEMENT & DEVELOPMENT 4.2%
          Agile Property Holdings Ltd. ..............................       China           536,000         770,467
          Cheung Kong (Holdings) Ltd. ...............................     Hong Kong         933,000      10,726,629
          Hopewell Holdings Ltd. ....................................     Hong Kong       7,088,000      22,224,596
          Soho China Ltd. ...........................................       China        11,126,500       6,891,341
(b)       Soho China Ltd., 144A .....................................       China           764,000         473,193
                                                                                                       ------------
                                                                                                         41,086,226
                                                                                                       ------------
          SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 4.0%
          MediaTek Inc. .............................................       Taiwan          383,800       4,578,503
          Novatek Microelectronics Corp. Ltd. .......................       Taiwan        2,875,766       6,861,231
          Taiwan Semiconductor Manufacturing Co. Ltd. ...............       Taiwan       16,295,661      27,126,374
                                                                                                       ------------
                                                                                                         38,566,108
                                                                                                       ------------
          SOFTWARE 0.7%
          Kingdee International Software Group Co. Ltd., fgn. .......     Hong Kong      12,774,000       2,208,694
(c)       Shanda Interactive Entertainment Ltd., ADR ................       China            80,200       4,193,658
                                                                                                       ------------
                                                                                                          6,402,352
                                                                                                       ------------
          SPECIALTY RETAIL 0.1%
(c, f)    I.T Ltd. ..................................................     Hong Kong       7,719,993         737,144
                                                                                                       ------------
          TEXTILES, APPAREL & LUXURY GOODS 0.4%
          Anta Sports Products Ltd. .................................       China         2,198,000       2,748,244
          Weiqiao Textile Co. Ltd., H ...............................       China         1,556,000         805,115
                                                                                                       ------------
                                                                                                          3,553,359
                                                                                                       ------------
          TRANSPORTATION INFRASTRUCTURE 0.9%
          Cosco Pacific Ltd. ........................................       China         6,710,000       7,558,588
          Hopewell Highway Infrastructure Ltd. ......................     Hong Kong         708,800         396,933
          Rickmers Maritime (Trust Units) ...........................     Singapore       2,904,000       1,052,392
                                                                                                       ------------
                                                                                                          9,007,913
                                                                                                       ------------


                             10 | Semiannual Report

Templeton Dragon Fund, Inc.

                                                                            COUNTRY     SHARES/UNITS      VALUE
                                                                        -------------   ------------   ------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          WIRELESS TELECOMMUNICATION SERVICES 8.4%
          China Mobile Ltd. .........................................       China         7,731,500    $ 77,415,760
          Taiwan Mobile Co. Ltd. ....................................       Taiwan        2,074,831       3,535,926
                                                                                                       ------------
                                                                                                         80,951,686
                                                                                                       ------------
          TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
             (COST $483,358,267) ....................................                                   949,676,014
                                                                                                       ------------
          SHORT TERM INVESTMENTS (COST $15,591,382) 1.6%
          MONEY MARKET FUNDS 1.6%
(g)       Institutional Fiduciary Trust Money Market
             Portfolio, 0.00% .......................................   United States    15,591,382      15,591,382
                                                                                                       ------------
          TOTAL INVESTMENTS (COST $498,949,649) 99.7% ...............                                   965,267,396
          OTHER ASSETS, LESS LIABILITIES 0.3% .......................                                     3,307,368
                                                                                                       ------------
          NET ASSETS 100.0% .........................................                                  $968,574,764
                                                                                                       ============

See Abbreviations on page 21.

(a) Security has been deemed illiquid because it may not be able to be sold within seven days.

(b) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors. At June 30, 2009, the aggregate value of these securities was $5,442,214, representing 0.56% of net assets.

(c)  Non-income producing.

(d) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Fund's Board of Trustees. At June 30, 2009, the value of this security was $775,984, representing 0.08% of net assets.

(e)  Rounds to less than 0.1% of net assets.

(f)  A portion or all of the security purchased on a delayed delivery basis. See
     Note 1(c).

(g) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 11

Templeton Dragon Fund, Inc.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009 (unaudited)

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ..............   $483,358,267
      Cost - Sweep Money Fund (Note 7) .........     15,591,382
                                                   ------------
      Total cost of investments ................   $498,949,649
                                                   ============
      Value - Unaffiliated issuers .............   $949,676,014
      Value - Sweep Money Fund (Note 7) ........     15,591,382
                                                   ------------
      Total value of investments ...............    965,267,396
   Cash ........................................      2,917,990
   Foreign currency, at value (cost $662) ......            664
   Receivables:
      Investment securities sold ...............      2,104,439
      Dividends ................................      2,721,778
                                                   ------------
         Total assets ..........................    973,012,267
                                                   ------------
Liabilities:
   Payables:
      Investment securities purchased ..........      3,095,768
      Affiliates ...............................      1,092,565
   Accrued expenses and other liabilities ......        249,170
                                                   ------------
         Total liabilities .....................      4,437,503
                                                   ------------
            Net assets, at value ...............   $968,574,764
                                                   ============
Net assets consist of:
   Paid-in capital .............................   $458,954,780
   Undistributed net investment income .........     30,202,439
   Net unrealized appreciation (depreciation) ..    466,316,095
   Accumulated net realized gain (loss) ........     13,101,450
                                                   ============
            Net assets, at value ...............   $968,574,764
                                                   ============
   Shares outstanding ..........................     37,873,327
                                                   ============
   Net asset value per share ...................   $      25.57
                                                   ============

   The accompanying notes are an integral part of these financial statements.


                             12 | Semiannual Report

Templeton Dragon Fund, Inc.

STATEMENT OF OPERATIONS
for the six months ended June 30, 2009 (unaudited)

Investment income:
   Dividends: (net of foreign taxes withheld of $714,173)
      Unaffiliated issuers ...........................................................   $  15,339,379
      Sweep Money Fund (Note 7) ......................................................           5,670
                                                                                         -------------
         Total investment income .....................................................      15,345,049
                                                                                         -------------
Expenses:
   Management fees (Note 3a) .........................................................       4,832,751
   Administrative fees (Note 3b) .....................................................         581,475
   Transfer agent fees ...............................................................          66,342
   Custodian fees (Note 4) ...........................................................         135,086
   Reports to shareholders ...........................................................          29,858
   Registration and filing fees ......................................................          16,707
   Professional fees .................................................................          65,454
   Directors' fees and expenses ......................................................          36,268
   Other .............................................................................          18,925
                                                                                         -------------
         Total expenses ..............................................................       5,782,866
         Expense reductions (Note 4) .................................................             (39)
                                                                                         -------------
            Net expenses .............................................................       5,782,827
                                                                                         -------------
               Net investment income .................................................       9,562,222
                                                                                         -------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ....................................................................         335,184
      Foreign currency transactions ..................................................          26,979
                                                                                         -------------
               Net realized gain (loss) ..............................................         362,163
                                                                                         -------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ....................................................................     246,898,598
      Translation of other assets and liabilities denominated in foreign currencies ..          (1,652)
                                                                                         -------------
               Net change in unrealized appreciation (depreciation) ..................     246,896,946
                                                                                         -------------
Net realized and unrealized gain (loss) ..............................................     247,259,109
                                                                                         -------------
Net increase (decrease) in net assets resulting from operations ......................   $ 256,821,331
                                                                                         =============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 13

Templeton Dragon Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   SIX MONTHS ENDED
                                                                                     JUNE 30, 2009        YEAR ENDED
                                                                                      (UNAUDITED)     DECEMBER 31, 2008
                                                                                   ----------------   -----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ....................................................     $  9,562,222      $   20,796,224
      Net realized gain (loss) from investments and foreign currency
         transactions ..........................................................          362,163          12,792,710
      Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign
         currencies ............................................................      246,896,946        (573,237,100)
                                                                                     ------------      --------------
         Net increase (decrease) in net assets resulting from operations .......      256,821,331        (539,648,166)
                                                                                     ------------      --------------
   Distributions to shareholders from:
      Net investment income ....................................................               --         (21,913,507)
      Net realized gains .......................................................               --         (42,062,117)
                                                                                     ------------      --------------
   Total distributions to shareholders .........................................               --         (63,975,624)
                                                                                     ------------      --------------
         Net increase (decrease) in net assets .................................      256,821,331        (603,623,790)
                                                                                     ------------      --------------
Net assets:
   Beginning of period .........................................................      711,753,433       1,315,377,223
                                                                                     ------------      --------------
   End of period ...............................................................     $968,574,764      $  711,753,433
                                                                                     ============      ==============
Undistributed net investment income included in net assets:
   End of period ...............................................................     $ 30,202,439      $   20,640,217
                                                                                     ============      ==============

   The accompanying notes are an integral part of these financial statements.


                             14 | Semiannual Report

Templeton Dragon Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Dragon Fund, Inc. (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a closed-end investment company.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.


                             Semiannual Report | 15

Templeton Dragon Fund, Inc.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A DELAYED DELIVERY BASIS

The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. FOREIGN CURRENCY CONTRACTS

The Fund enters into foreign exchange contracts in order to manage foreign exchange rate risk between the trade date and settlement date of securities transactions. A foreign exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date.

E. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.


                             16 | Semiannual Report

Templeton Dragon Fund, Inc.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. INCOME TAXES (CONTINUED)

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of June 30, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and Directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.


                             Semiannual Report | 17

Templeton Dragon Fund, Inc.

2. CAPITAL STOCK

At June 30, 2009, there were 100 million shares authorized ($0.01 par value). During the period ended June 30, 2006 and the year ended December 31, 2008 there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

The Fund's Board of Directors previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. This authorization remains in effect. During the period ended June 30, 2009 and year ended December 31, 2008, there were no shares repurchased.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Fund are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                       AFFILIATION
----------                                       ----------------------
Templeton Asset Management Ltd. (TAML)           Investment manager
Franklin Templeton Services, LLC (FT Services)   Administrative manager

A. MANAGEMENT FEES

The Fund pays an investment management fee to TAML based on the average weekly net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------------------------------------------------
       1.250%         Up to and including $1 billion
       1.200%         Over $1 billion, up to and including $5 billion
       1.150%         Over $5 billion, up to and including $10 billion
       1.100%         Over $10 billion, up to and including $15 billion
       1.050%         Over $15 billion, up to and including $20 billion
       1.000%         In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.15% per year of the average weekly net assets, of which 0.10% is paid to Nomura Asset Management U.S.A. Inc., for sub-administrative services. On May 19, 2009, the Fund's Board of Directors approved the termination of its sub-administrative agreement with Nomura and all administration fees will be retained by FT Services effective on August 1, 2009.


                             18 | Semiannual Report

Templeton Dragon Fund, Inc.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended June 30, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2008, the Fund deferred realized capital losses and realized currency losses of $1,119,925 and $11,962, respectively.

At June 30, 2009, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ...............................   $501,970,140
                                                      ============
Unrealized appreciation ...........................   $506,304,710
Unrealized depreciation ...........................    (43,007,454)
                                                      ------------
Net unrealized appreciation (depreciation) ........   $463,297,256
                                                      ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and corporate actions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2009, aggregated $40,939,479 and $41,624,705, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.


                             Semiannual Report | 19

Templeton Dragon Fund, Inc.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. REORGANIZATION TO A DELAWARE STATUTORY TRUST

On May 29, 2002, the Board of Directors approved an Agreement and Plan of Reorganization (Agreement) whereby the Fund would be reorganized and its domicile changed from a Maryland corporation to a Delaware statutory trust. The completion of the reorganization is pending guidance from the National Tax Agency in Japan relating to the tax treatment of the Plan under Japanese laws with respect to the Fund's Japanese shareholders. If and when the reorganization is completed, the Delaware statutory trust will be the successor to the Fund.

10. FAIR VALUE MEASUREMENTS

Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157) establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.


                             20 | Semiannual Report

Templeton Dragon Fund, Inc.

10. FAIR VALUE MEASUREMENTS (CONTINUED)

The following is a summary of the inputs used as of June 30, 2009, in valuing the Fund's assets and liabilities carried at fair value:

                                                   LEVEL 1      LEVEL 2   LEVEL 3       TOTAL
                                                 ------------   -------   -------   ------------
ASSETS:
   Investments in Securities
      Equity Investments:(a)
         Auto Components .....................   $ 19,909,880     $--      $--(b)   $ 19,909,880
         All Other Equity Investments(c) .....    929,766,134      --       --       929,766,134
      Short Term Investments .................     15,591,382      --       --        15,591,382
                                                 ------------     ---      ---      ------------
            Total Investments in Securities ..   $965,267,396     $--      $--      $965,267,396
                                                 ============     ===      ===      ============

(a)  Includes common stock as well as other equity investments.

(b)  Includes securities determined to have no value at June 30, 2009.

(c) For detailed industry descriptions, see the accompanying Statement of Investments.

At June 30, 2009, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

                                                                                                                NET CHANGE
                                                                                                               IN UNREALIZED
                                                                NET CHANGE                                     APPRECIATION
                                                                    IN                                        (DEPRECIATION)
                                                     NET        UNREALIZED       NET      TRANSFER               ON ASSETS
                                      BEGINNING   REALIZED     APPRECIATION   PURCHASES   IN (OUT)    ENDING      HELD AT
                                       BALANCE   GAIN (LOSS)  (DEPRECIATION)   (SALES)   OF LEVEL 3  BALANCE    PERIOD END
                                      ---------  -----------  --------------  ---------  ----------  -------  --------------
ASSETS:
   Investments in
      Securities
      Equity Investments:
         Auto Components ..........    $     --      $--       $(1,259,860)      $--     $1,259,860    $--     $(1,259,860)
         Automobiles ..............     952,764       --                --        --       (952,764)    --              --
                                       --------      ---       -----------       ---     ----------    ---     -----------
            Total Investments in
               Securities .........    $952,764      $--       $(1,259,860)      $--     $  307,096    $--     $(1,259,860)
                                       ========      ===       ===========       ===     ==========    ===     ===========

11. SUBSEQUENT EVENTS

Management has evaluated subsequent events through August 18, 2009 and determined that no events have occurred that require disclosure.

ABBREVIATIONS

SELECTED PORTFOLIO

ADR - American Depository Receipt


                             Semiannual Report | 21

Templeton Dragon Fund, Inc.

ANNUAL MEETING OF SHAREHOLDERS, MAY 29, 2009

The Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Fort Lauderdale, Florida, on May 29, 2009. The purpose of the meeting was to elect four Directors of the Fund. At the meeting, the following persons were elected by the shareholders to serve as Directors of the
Fund: Ann Torre Bates, David W. Niemiec, Frank A. Olson and Robert E. Wade.* No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

The election of four Directors:

                                           % OF       % OF SHARES                  % OF       % OF SHARES
                                        OUTSTANDING     PRESENT                 OUTSTANDING     PRESENT
TERM EXPIRING 2012             FOR        SHARES       AND VOTING    WITHHELD      SHARES      AND VOTING
------------------         ----------   -----------   -----------   ---------   -----------   -----------
Ann Torre Bates.........   26,931,523      71.11%        80.32%     6,599,612      17.43%        19.68%
David W. Niemiec........   26,970,210      71.21%        80.43%     6,560,925      17.32%        19.57%
Frank A. Olson..........   26,829,292      70.84%        80.01%     6,701,843      17.70%        19.99%
Robert E. Wade..........   27,041,501      71.40%        80.65%     6,489,634      17.14%        19.35%

* Charles B. Johnson, Gregory E. Johnson, Harris J. Ashton, Frank J. Crothers, Edith E. Holiday, Larry D. Thompson and Constantine D. Tseretopoulos are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.


                             22 | Semiannual Report

Templeton Dragon Fund, Inc.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan, unless he elects to withdraw. If shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, PA 15252-8035, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify The Bank of New York Mellon (the "Plan Administrator") at the address above or the institution in whose name the shares are held. The Plan Administrator must receive written notice ten business days before the record date for a distribution.

Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in new shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to the Plan Administrator, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments can be made by check or money order payable to The Bank of New York Mellon and sent to BNY Mellon Shareowner Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attention: Templeton Dragon Fund, Inc. The Plan Administrator will apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of the Fund's shares on the open market.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions.

A participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator and sent to BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, PA 15252-8035. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant's name for all full shares held by the Plan Administrator; or, if the


                             Semiannual Report | 23

Templeton Dragon Fund, Inc.

participant wishes, the Plan Administrator will sell the shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share. The Plan Administrator will convert any fractional shares you hold at the time of your withdrawal to cash at current market price and send you a check for the net proceeds.

DIRECT DEPOSIT SERVICE FOR REGISTERED SHAREHOLDERS

Cash distributions can now be electronically credited to a checking or savings account at any financial institution that participates in the Automated Clearing House ("ACH") system. The Direct Deposit service is provided for registered shareholders at no charge. To enroll in the service, access your account online by going to http://vault.bnymellon.com/isd or dial 1-800-416-5585 (toll free) and follow the instructions. Direct Deposit will begin with the next scheduled distribution payment date following enrollment in the service.


                             24 | Semiannual Report

Templeton Dragon Fund, Inc.

TRANSFER AGENT

BNY Mellon Shareowner Services
P.O. Box 358035
Pittsburgh, PA 15252-8035
1-800-416-5585
www.bnymellon.com

DIRECT REGISTRATION

If you are a registered shareholder of the Fund, purchases of shares of the Fund can be electronically credited to your Fund account at BNY Mellon Shareowner Services through Direct Registration. This service provides shareholders with a convenient way to keep track of shares through book entry transactions, to electronically move book-entry shares between broker-dealers, transfer agents and DRS eligible issuers, and eliminates the possibility of lost certificates. For additional information, please contact BNY Mellon Shareowner Services at 1-800-416-5585.

SHAREHOLDER INFORMATION

Shares of Templeton Dragon Fund, Inc. are traded on the New York Stock Exchange under the symbol TDF. The Fund's shares were also listed and traded in Japan on the Osaka Securities Exchange Co., Ltd. until July 6, 2009. Information about the net asset value and the market price is published each Monday in the WALL STREET JOURNAL, weekly in BARRON'S and each Saturday in THE NEW YORK TIMES and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about distributions and shareholder accounts, call 1-800-416-5585. Registered shareholders can now access their Fund account on-line with INVESTOR SERVICE DIRECT(R). For information go to BNY Mellon Shareowner Services' web site at http://vault.bnymellon.com/isd and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at 1-800/DIAL BEN(R) (1-800-342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list by writing Templeton Dragon Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.


                             Semiannual Report | 25

Templeton Dragon Fund, Inc.

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 24, 2009, the Board of Directors (Board), including a majority of non-interested or independent Directors, approved renewal of the investment management agreement for Templeton Dragon Fund, Inc. (Fund). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports on the Fund, information on its share price discount to net asset value, and other related financial information, as well as periodic reports on legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant, and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale. Such material also discussed some of the actions taken by management in coping with problems arising out of the past year's financial upheaval.

In considering such materials, the independent Directors received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Directors, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy


                             26 | Semiannual Report

Templeton Dragon Fund, Inc.

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

of net asset value calculations. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of the level of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. Particular attention was given to the overall performance and actions taken by the Manager and its affiliates in response to problems arising out of the market turmoil and financial crisis experienced during the past year. In this respect, the Board noted that management's independent credit analysis and diligent risk management procedures had prevented any structured investment products or other volatile instruments from being held in the portfolios of any of the money market funds within the Franklin Templeton complex, including the sweep money fund utilized by the Fund as part of its cash management. The Board also took into account, among other things, the strong financial position of the Manager's parent company and its commitment to the fund business. The Board also noted that during the past year Franklin Templeton Investments, like many other fund managers, had announced a hiring freeze and implemented employee reductions, and the Board discussed with management the nature of such reductions and steps being taken to minimize any negative impact on the nature and quality of services being provided the Fund.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper report prepared for the Fund showed its investment performance during 2008 and the previous 10 years ended December 31, 2008, in comparison with a performance universe consisting of the Fund and all non-leveraged closed-end emerging markets funds as selected by Lipper. Such report considers total return on a net asset value basis without regard to market discounts or premiums to accurately reflect investment performance. Consistent with the market declines that occurred in 2008, the Fund and all other funds within such performance universe experienced losses during the past year. The Lipper report showed the Fund's total return for 2008, however, to be in the highest or best performing quintile in the performance universe, and its total return on an annualized basis to be in the highest or second-highest quintile in such universe during each of the previous three-, five- and 10-year periods. The Board noted such favorable comparative performance.


                             Semiannual Report | 27

Templeton Dragon Fund, Inc.

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

COMPARATIVE EXPENSES. Consideration was given to a Lipper report analysis of the management fees and total expense ratios of the Fund compared with those of a group of seven other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon historical information taken from each fund's most recent annual report and, as a result of the severe decline in fund industry assets during the last quarter of 2008, is based on asset levels that are higher than the level currently existing for most funds. While recognizing the limitations inherent in Lipper's methodology and recognizing that current expense ratios may increase as assets decline, the Board believed that the independent analysis conducted by Lipper remained an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund's contractual investment management fee rate in comparison with the contractual investment management fee rate that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of such expense group. The Lipper contractual investment management fee analysis considers administrative fees to be part of management fees and the results of such expense comparisons showed the Fund's contractual investment management fee rate to be the highest in its Lipper expense group, being approximately 15 basis points above the expense group median, and the Fund's actual total expense rate to be the third highest in such expense group, being approximately 16 basis points above the expense group median. The Board found such expenses to be acceptable in light of the Fund's comparative investment performance and factors relating to the Fund's operations, such as the quality and experience of its portfolio managers and research staff and the depth of the Manager's physical presence and coverage in emerging markets geographic areas.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. Fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2008, being the most recent fiscal year end for Franklin Resources, Inc., the Manager's parent. During such period, the assets of the Franklin Templeton U.S. fund business were significantly higher than currently existing, and to such extent the profitability analysis does not reflect current fund operations. While taking this into account in assessing the significance of the Fund profitability analysis, the Board recognized such analysis was made at a given point in time and that the decline in assets and effect on profitability would be reflected in the profitability analysis covering Franklin Resources' 2009 fiscal year period. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the cost allocation methodology was consistent with that followed in profitability report presentations made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform


                             28 | Semiannual Report

Templeton Dragon Fund, Inc.

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, as well as potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether the Manager realizes economies of scale as the Fund grows larger and the extent to which any such benefit is shared with the Fund and its shareholders. The Board believed that a Manager's ability to realize economies of scale and the sharing of such benefit is a more relevant consideration in the case of an open-end fund whose size increases as a result of the continuous sale of its shares. A closed-end investment company such as the Fund does not continuously offer shares and growth following its initial public offering will primarily result from market appreciation, which benefits its shareholders. While believing economies of scale to be less of a factor in the context of a closed-end fund, the Board believes at some point an increase in size may lead to economies of scale that should be shared with the Fund and its shareholders and intends to monitor future growth of the Fund accordingly. The Board noted at the end of 2008 the Fund's net assets were approximately $712 million and that it had previously added a breakpoint to the Fund's investment advisory fee at the $1 billion level.

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.


                             Semiannual Report | 29

Templeton Dragon Fund, Inc.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

CERTIFICATIONS

The Fund's Chief Executive Officer - Finance and Administration is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that she is not aware of any violation by the Fund of the Exchange's Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund's Chief Executive Officer - Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund's Form N-CSR and Form N-CSRS (which include the Fund's annual and semiannual reports to shareholders) that are filed semiannually with the Commission. The Fund has filed such certifications with its Form N-CSR for the year ended December 31, 2008. Additionally, the Fund expects to file, on or about August 31, 2009, such certifications with its Form N-CSRS for the six months ended June 30, 2009.


                             30 | Semiannual Report

                      This page intentionally left blank.

                      This page intentionally left blank.

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)  100 Fountain Parkway
                                          P.O. Box 33030
                                          St. Petersburg, FL 33733-8030

SEMIANNUAL REPORT
TEMPLETON DRAGON FUND, INC.

INVESTMENT MANAGER
Templeton Asset Management Ltd.

TRANSFER AGENT
BNY Mellon Shareowner Services
P.O. Box 358015
Pittsburgh, PA 15252-8015
Toll free number: (800) 416-5585
Hearing Impaired phone number: (800) 231-5469
Foreign Shareholders phone number: (201) 680-6578 www.bnymellon.com

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TLTDF S2009 08/09


ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.  N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Members of the Audit Committee are: Frank J. Crothers, David W. Niemiec, Ann Torre Bates and Constantine D. Tseretopoulos

ITEM 6. SCHEDULE OF INVESTMENTS.   N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of directors of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Templeton Asset Management Ltd. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to RiskMetrics Group (RiskMetrics), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from RiskMetrics, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the manager's clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund with a recommendation regarding the vote for approval. If the conflict is not resolved by the Fund, the Proxy Group may refer the matter, along with the recommended course of action by the manager to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund. Where the Proxy Group or the Proxy Review Committee refers a matter to the Fund, it may rely upon the instructions of a representative of the Fund, such as the board or a committee of the board.

Where a material conflict of interest has been identified, but the items on which the manager's vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) "Other Business" without describing the matters that might be considered, or (3) items the manager wishes to vote in opposition to the recommendations of an issuer's management, the Proxy Group may defer to the vote recommendations of the manager rather than sending the proxy directly to the Fund for approval.

To avoid certain potential conflicts of interest, the manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on Sections 12(d)(1) of the 1940 Act, or pursuant to an SEC exemptive order; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order ("cash sweep arrangement"); or (3) when required pursuant to the Fund's governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund's shares.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager believes that executive compensation should be directly linked to the performance of the company. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at WWW.SEC.GOV. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's board of directors that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(A) (1) Code of Ethics

(A)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(B) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON DRAGON FUND, INC.


By /s/LAURA F. FERGERSON
  -------------------------------
    Laura F. Fergerson
    Chief Executive Officer -
    Finance and Administration
Date  August 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/LAURA F. FERGERSON
  -------------------------------
    Laura F. Fergerson
    Chief Executive Officer -
    Finance and Administration
Date  August 27, 2009


By /s/MARK H. OTANI
  -------------------------------
   Mark H. Otani
   Chief Financial Officer and
   Chief Accounting Officer
Date  August 27, 2009